UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2018

Date of Report (Date of earliest event reported)

US HIGHLAND, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

00-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30309
(Address of principal executive offices)

(404) 419-2253
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed, and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On May 21, 2018, US Highland, Inc., Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Holder”) pursuant to which the Company issued and sold a promissory note to the Holder in the aggregate principal amount of up to $568,054.00 (the “Note”), which is convertible into shares of common stock of the Company, subject to the terms, conditions and limitations set forth in the Note.

The Note accrues interest at a rate of 8% per annum. The aggregate principal amount of up to $568,054.00 consists of a prorated original issuance discount of up to $55,554.00 and a $12,500 credit to Holder for transactional expenses with net consideration to the Company of up to $500,000 which will be funded in tranches. The maturity date of each tranche funded shall be six (6) months from the effective date of each payment and is the date upon which the principal sum, as well as any accrued and unpaid interest and other fees for each tranche, shall be due and payable. The Holder shall have the right at any time to convert all or any part of the funded portion of the Note into fully paid and non-assessable shares of common stock of the Company at the Conversion Price, which is equal to $0.01 per share (the “Fixed Conversion Price”), provided, however, that at any time on or after the occurrence of any Event of Default (as defined therein) under the Note, the Conversion Price shall mean the lesser of the (i) Fixed Conversion Price and (ii) 55% multiplied by the lowest VWAP of the common stock during the thirty (30) Trading Day (as defined therein) period ending, in Holder’s sole discretion on each conversion, on either (i) the last complete Trading Day prior to the conversion date (each a “Conversion Date”) or (ii) the Conversion Date (subject to adjustment as provided in the Note).

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In connection with the issuance of the Note and funding of the initial tranche of $50,000.00 on the Note, the Company also issued a common stock purchase warrant to the Holder to purchase up to 7,638,092 shares of the Company’s common stock pursuant to the terms therein (the “Holder Warrant”) as a commitment fee. At the time that each subsequent tranche under the Note is funded by the Holder in cash, then on such funding date, the warrant shares shall immediately and automatically be increased by the quotient of 100% of the face value of the respective tranche and 110% of the VWAP of the common stock on the Trading Day immediately prior to the funding date of the respective tranche. The Holder Warrant is exercisable for a period of five (5) years from date of issuance. The Holder Warrant includes a cashless net exercise provision whereby the Holder can elect to receive shares equal to the value of the Holder Warrant minus the fair market value of shares being surrendered to pay for the exercise.

The foregoing description of the terms of the Securities Purchase Agreement, Note, and Holder Warrant does not purport to be complete and is subject to and qualified in its entirety by reference to the agreements and instruments themselves, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Note, and Holder Warrant and the issuance of the shares of the Company’s common stock upon exercise of the Note, and Holder Warrant in connection with the above offering is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1	Form of Promissory Note by and between the Company and Holder, dated May 10, 2018	Filed herewith.
10.2	Form of Stock Purchase Agreement by and between the Company and Holder, dated May 10, 2018	Filed herewith.
10.3	Form of Warrant Agreement by and between the Company and Holder, dated May 10, 2018	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. HIGHLAND, INC.

Date: May 29, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson
Chief Executive Officer

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